UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

SMG INDUSTRIES INC.

(Name of Registrant As Specified In Its Charter)

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SMG Industries Inc.

710 N. Post Oak Road, Suite 315

Houston, Texas 77024

NOTICE OF ACTIONS TAKEN BY WRITTEN CONSENT OF STOCKHOLDERS

September 29, 2020

Dear Stockholders:

This Information Statement is being furnished by the Board of Directors (the “Board”) of SMG Industries Inc., a Delaware corporation (“SMG” or the “Company”), to holders of record of the Company’s common stock, $0.001 par value (the “Common Stock”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and pursuant to Section 228(a) of the Delaware General Corporation Law. The purpose of this Information Statement is to inform those with voting rights to our Common Stock (the “Stockholders”) that, on August 14, 2020, holders of at least a majority of the outstanding Common Stock of the Company entitled to vote on the following matter, acted by written consent in lieu of a special meeting of stockholders to: (i) authorize and approve the amendment and restatement of the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) by way of an amendment to the Certificate of Incorporation to authorize and approve an increase in our authorized common stock from 25,000,000 to 250,000,000 shares, par value $0.001 (the “Change in Authorized Common Stock”); and (ii) ratify and approve an amendment to the Company’s 2018 Stock Option Plan (“Option Plan”) increasing the number of shares available under the Option Plan from 2,000,000 to 4,000,000.

No action is required by you. The accompanying Information Statement is furnished to inform our Stockholders of the actions described above before they take effect in accordance with Rule 14c-2 promulgated under the Exchange Act. This Information Statement is being first mailed to you on or about October 2, 2020. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE COMPANY’S CONTROLLING STOCKHOLDERS HAVE VOTED TO APPROVE: (I) THE CORPORATION’S PROPOSED AMENDMENT TO ITS CERTIFICATE OF INCORPORATION ATTACHED HERETO AS EXHIBIT A, PURSUANT TO WHICH THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK SHALL BE INCREASED FROM 25,000,000 SHARES TO 250,000,000 SHARES, AND (II) RATIFY THE FEBRUARY 19, 2020 INCREASE IN THE NUMBER OF SHARES AVAILABLE TO BE ISSUED UNDER THE OPTION PLAN FROM 2,000,000 TO 4,000,000.

By Order of the Board of Directors

/s/ Matthew Flemming

Matthew Flemming
CEO

Houston, Texas

September 29, 2020

TABLE OF CONTENTS

Page

Introductory Statement	1

Forward-Looking Statements	2

Approval by our Stockholders of the Increase in Authorized Common Stock and an Increase in the number of shares available for issuance under the 2018 Stock Option Plan	3

Notice Item 1: Approval of the Increase in Authorized Common Stock	4

Notice Item 2: Approval of the Increase in Number of Shares Available for Issuance Pursuant to the 2018 Stock Option Plan	5

Security Ownership of Certain Beneficial Owners and Management	6

Delivery of Documents to Security Holders Sharing an Address	7

Additional Information	7

Appendix A: Certificate of Amendment to the Certificate of Incorporation

SMG Industries Inc.

710 N. Post Oak Road, Suite 315

Houston, Texas 77024

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C PROMULGATED THEREUNDER

INTRODUCTORY STATEMENT

SMG Industries Inc. (“SMG” or the “Company”) is a Delaware corporation with principal executive offices located at 710 N. Post Oak Road, Suite 315, Houston, Texas 77024. The telephone number is (713) 821-3153. On August 14, 2020, the Company’s Board of Directors (the “Board”), after careful consideration, unanimously deemed advisable and approved: (i) an amendment to the Company’s Certificate of Incorporation to authorize and approve an increase in our authorized common stock from 25,000,000 shares to 250,000,000 shares, par value $0.001; and (ii) its February 19, 2020 increase of the number of shares of common stock available for issuance under the Company’s 2018 Stock Option Plan from 2,000,000 to 4,000,000.

This Information Statement is being sent to holders of record of the Company’s Common Stock as of August 14, 2020 (the “Record Date”) by the Board to notify them about actions that the Company’s stockholders have taken by written consent in lieu of a special meeting of the stockholders to approve the actions set forth herein. The written consent was obtained on August 14, 2020, in accordance with the Company’s Certificate of Incorporation and Bylaws.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

Copies of this Information Statement are expected to be mailed on or about October 2, 2020, to the holders of record on the Record Date of our outstanding Common Stock. This Information Statement is being delivered only to inform you of the corporate actions described herein before they take effect in accordance with Rule 14c-2 promulgated under the Exchange Act.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our Common Stock held of record and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE COMPANY’S CONTROLLING STOCKHOLDERS HAVE VOTED TO: (I) APPROVE THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION (THE “CERTIFICATE OF INCORPORATION”) BY WAY OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO AUTHORIZE AND APPROVE AN INCREASE IN OUR AUTHORIZED COMMON STOCK FROM 25,000,000 SHARES TO 250,000,000 SHARES, PAR VALUE $0.001 (THE “CHANGE IN AUTHORIZED COMMON STOCK”), AND (II) RATIFY A FEBRUARY 19, 2020 INCREASE IN THE NUMBER OF SHARES AVAILABLE TO BE ISSUED UNDER THE OPTION PLAN FROM 2,000,000 TO 4,000,000.

FORWARD-LOOKING STATEMENTS

This Information Statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Such forward-looking statements include, among other things statements with respect to our objectives and strategies to achieve those objectives, as well as statements with respect to our beliefs, plans, expectations, anticipations, estimates or intentions. Such forward-looking statements may also include statements, among other things, concerning the efficacy, safety and intended utilization of the Company’s product candidates, the conduct and results of future clinical trials, plans regarding regulatory filings, future research and clinical trials and plans regarding partnering activities. Factors that may cause actual results to differ materially include, among others, the risk that product candidates that appeared promising in early research and clinical trials do not demonstrate safety and/or efficacy in larger-scale or later clinical trials, trials may have difficulty enrolling, the Company may not obtain approval to market its product candidates, or outside financing may not be available to meet capital requirements. These forward-looking statements are based on our current expectations. We caution that all forward- looking information is inherently uncertain and actual results may differ materially from the assumptions, estimates or expectations reflected or contained in the forward-looking information, and that actual future performance will be affected by a number of factors, including economic conditions, technological change, regulatory change and competitive factors, many of which are beyond our control. Therefore, future events and results may vary significantly from what we currently foresee.

For a further list and description of the risks and uncertainties the Company faces, please refer to the Company’s most recent Annual Report on Form 10-K and other periodic and other filings the Company has filed with the Securities and Exchange Commission (the “SEC”) and are available at www.sec.gov. Such forward-looking statements are current only as of the date they are made, and the Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

APPROVAL BY OUR STOCKHOLDERS OF THE

INCREASE IN AUTHORIZED COMMON STOCK AND AN INCREASE OF THE

NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER OUR 2018 STOCK OPTION PLAN

General

On August 14, 2020, after due deliberation and careful consideration, the Board unanimously deemed advisable and approved the Corporation’s proposed amendment to its Certificate of Incorporation attached hereto as Exhibit A, pursuant to which the number of authorized shares of common stock shall be increased from 25,000,000 shares to 250,000,000 shares and determined that such matters are in the best interests of the Corporation and the stockholders.

Under our Certificate of Incorporation and our Bylaws, stockholders holding at least a majority of voting power of our company who are entitled to vote must approve the Amendment, increasing the number of authorized shares of the Company. The common stock shall be increased from 25,000,000 shares to 250,000,000 shares, in accordance with the Amendment to the Certificate of Incorporation attached hereto as Exhibit A. The holders of Common Stock are entitled to one vote for each share of Common Stock they have and the holders of each of the Series A Preferred Stock and the Series B Preferred Stock are entitled to one vote for each share of Common Stock they are deemed to own on an as converted basis.

On August 14, 2020, there were 17,826,034 shares of Common Stock issued and outstanding. On August 14, 2020, certain Common stockholders and Preferred stockholders who combined have approximately 56.0% of voting control of the company and are entitled to vote on the matters described herein, executed and delivered a written consent that: (i) approved the amendment and restatement of the Company’s Certificate of Incorporation by way of an amendment to the Certificate of Incorporation to authorize and approve an increase in our authorized common stock from 25,000,000 shares to 250,000,000 shares, par value $0.001, and (ii) ratified and approved the Board’s February 19, 2020 increase in the number of shares of common stock authorized to be issued under the Company’s 2018 Stock Option Plan from 2,000,000 to 4,000,000.

Interest of Certain Persons in or Opposition to Matters to be Acted Upon

No officer, director or director nominee of the Company has any substantial interest in the matters acted upon, other than his role as an officer, director or stockholder of the Company. No director of the Company informed the Company that such director opposed any of the actions as set forth in this Information Statement.

NOTICE ITEM 1

APPROVAL OF THE INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

The Board has determined that it is advisable and in the best interests of our Stockholders to increase our authorized common stock from 25,000,000 shares to 250,000,000 shares.

The increase in authorized shares of common stock was approved by our Board on August 14, 2020. The stockholders holding at least a majority of voting power of our company who are entitled to vote, approved the Amendment increasing the number of authorized shares of common stock of the Company on August 14, 2020. The Company’s amendment to its Certificate of Incorporation, attached hereto as Exhibit A, shall increase the number of authorized shares of common stock from 25,000,000 shares to 250,000,000 shares, par value $.001.

As of August 14, 2020, 17,826,034 shares of our Common Stock were issued and outstanding. Accordingly, a total of 7,173,966 shares of our Common Stock are available for future issuance. After filing the amendment with the Secretary of State of the State of Delaware, the number of shares of Common Stock available for future issuance will increase to 232,173,966 shares. An additional 225,000,000 shares of Common Stock would be a part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding. The Board believes it is desirable to increase the number of shares of Common Stock authorized to provide the Company with adequate flexibility for business and financial purposes in the future. The additional shares may be used for various purposes which may not require further stockholder approval. These purposes may include: raising capital; providing equity incentives to employees, officers or directors; establishing strategic relationships with other companies; expanding our business through the acquisition of other businesses or products; and other purposes. Our Board believes it is prudent to have this flexibility.

The amendment to the Company’s certificate of incorporation will become effective after Stockholder approval is deemed effective in accordance with Rule 14c-2 promulgated under the Exchange Act and upon its acceptance by the Delaware Secretary of State.

NOTICE ITEM 2

APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE 2018 STOCK OPTION PLAN

On February 19, 2020, the Board has determined that it was advisable and in the best interests of our Stockholders to increase the number of shares of common stock available for issuance under the 2018 Stock Option Plan from 2,000,000 to 4,000,000.

APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE 2018 STOCK OPTION PLAN

On January 31, 2018, the Company's stockholders approved the 2018 Stock Option Plan under which 2,000,000 shares of the Company's common stock were reserved for issuance. On February 19, 2020, the Board of Directors (the "Board"), subject to stockholder approval, increased the number of shares of the Company's common stock reserved for issuance to 4,000,000 shares (22.4% of the outstanding shares of common stock as of August 14, 2020). On February 27, 2020, the Board of Directors granted options to purchase 2,100,000 shares at $0.30 per share of the Company's common stock to certain of our employees, officers and directors in connection with the Company’s acquisition of 5J Oilfield Services LLC and 5J Trucking LLC. The stockholders should be aware that since the Directors have been granted an aggregate of 1,000,000 of the 2,100,000 shares granted under the Plan they will receive a personal benefit from the approval of this proposal by the Stockholders.

The Board believes it is desirable to increase the number of shares of Common Stock authorized for issuance under the Plan to provide the Company with adequate flexibility to grant options to incentivize current employees and to attract future employees, as well as attracting and compensating current and future directors.

The increase in the number of shares of common stock authorized for issuance under the 2018 Stock Option Plan was approved by our Board on February 19, 2020. The stockholders holding at least a majority of the voting power of our Company who are entitled to vote, approved the increase in the number of shares of common stock authorized for issuance under the Plan on August 14, 2020.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of August 14, 2020 for (1) all persons who are beneficial owners of 5% or more of our common stock, (2) each of our officers and directors, and (3) all directors and executive officers as a group. The information regarding beneficial ownership of our common stock has been presented in accordance with the rules of the Securities and Exchange Commission. Under these rules, a person may be deemed to beneficially own any shares of capital stock as to which such person, directly or indirectly, has or shares voting power or investment power, and to beneficially own any shares of capital stock as to which such person has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right. The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing (a) (i) the number of shares beneficially owned by such person plus (ii) the number of shares as to which such person has the right to acquire voting or investment power within 60 days by (b) the total number of shares outstanding as of such date, plus any shares that such person has the right to acquire from us within 60 days. Unless otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares beneficially owned by them. As of August 14, 2020, there were 17,826,034 shares of our common stock issued and outstanding. Except as otherwise listed below, the address of each person is 710 N. Post Oak Road, Suite 315, Houston, Texas 77024.

Name	Amount of Beneficial Ownership of Common Stock (1)	Percent of Common Stock
Leo Womack (5)	1,356,260	7.4%
George Gilman (6)	2,559,704	10.9%
Newton Dorsett (7)	4,000,000	18.3%
James E. Frye, Jr. (8)	4,800,000	21.2%
Amerisource Leasing Corporation (9)	1,375,000	7.6%
Steven Madden (10)	3,737,566	18.5%
Chiron Financial LLC (11)	2,125,000	11.1%
Exit Partners LLC (12)	1,100,000	5.9%
Grey Fox Investments LP (13)	1,375,000	7.3%

Directors and Executive Officers:
Matthew Flemming (2)	1,600,000	8.5%
Stephen Christian (3)	2,158,276	11.6%
Steven Paulson (4)	200,000	1.1%
Michael A. Gilbert II (4)	200,000	1.1%
Joseph Page	-0-	0%
All Directors and Executive Officers as a group (5 persons) (1)-(4)	4,158,276	20.8%

  *less than one percent

(1)	Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of common stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person shown in the table.
(2)	Flemming Family Trust, an irrevocable trust, is the owner of the shares. Rolf O. Flemming, Father to Matthew Flemming, is the Grantor of the trust and Matthew Flemming is the Trustee. His immediate relatives are the beneficiaries. Includes 1,000,000 shares of common stock issuable upon the exercise of options held by Mr. Flemming.
(3)	Includes 750,000 shares of common stock issuable upon exercise of options held by Mr. Christian.
(4)	Includes 100,000 shares of common stock issuable upon exercise of options.
(5)	Includes: (i) 760,000 shares of common stock held by Ramsey Financial Fund One, LLC, of which Leo Womack is the managing member; (ii) 74,100 shares of common stock held by the Leo B. Womack Family Trust, of which Mr. Womack is the Trustee and has sole voting and investment control over the shares, and (iii) 398,334 shares of common stock issuable upon the exercise of options held by Mr. Womack.

(6)	Includes: (i) 550,000 shares of common stock held by Aeneas, LC, of which Mr. Gilman is the manager and has sole voting and investment control over the shares, (ii) 500,000 shares of common stock held by The Mary Payne Family Trust, of which Mr. Gilman is the Trustee and has sole voting and investment control over the shares, (iii) 195,000 shares of common stock issuable upon the exercise of options held by The Mary Payne Trust, and (iv) 803,334 shares of common stock issuable upon the exercise of options held by Mr. Gilman.
(7)	Includes 4,000,000 shares of common stock issuable upon the conversion of 2,000 shares of Series A Convertible Preferred Stock held by Mr. Dorsett.
(8)	Includes 4,800,000 shares of common stock issuable upon the conversion of 6,000 shares of Series B Convertible Preferred Stock held by Mr. Frye.
(9)	Includes 1,000,000 shares of common stock issuable upon the conversion of a promissory note held by Amerisource Leasing Corporation, of which Mr. D. Michael Monk has sole or shared voting and investment control over the shares. The business address of Amerisource Leasing Corporation is 7225 Langtry Street, Houston, Texas 77040.
(10)	Includes: (i) 2,000,000 shares of common stock issuable upon the conversion of a promissory note held by Apex Heritage Investments, LLC, of which Mr. Steven H. Madden has sole voting and investment control over the shares, (ii) 750,000 shares of common stock held by Apex Heritage Investments, LLC; and (iii) 375,000 shares of common stock held by Madden Heritage Foundation, of which Mr. Steven H. Madden has shared voting and investment control over the shares. Steven Madden’s business address is 9821 Katy Freeway #880, Houston, Texas 77024.
(11)	Includes 1,400,000 shares of common stock issuable upon the conversion of a promissory note held by Chiron Financial LLC, of which Mr. Scott Johnson has sole or shared voting and investment control over the shares. The business address of Chiron Financial LLC is 1305 McKinney, Suite 2800, Houston, Texas 77010.
(12)	Includes 800,000 shares of common stock issuable upon the conversion of a promissory note held by Exit Partners LLC, of which Mr. Mike Stengle has sole voting and investment control over the shares. The business address of Exit Partners LLC is 5600 Tennyson Pkwy #150, Plano, Texas 75024.
(13)	Includes 1,000,000 shares issuable upon the conversion of a promissory note held by Grey Fox Investments LLC, of which Mr. Brady Crosswell has sole voting and investment control over the shares. The business address of Grey Fox Investments LLC is 902 Wild Valley Road, Houston, Texas 77057.

DELIVERY OF DOCUMENTS TO SECURITY

HOLDERS SHARING AN ADDRESS

Only one copy of this Information Statement is being delivered to multiple Stockholders sharing an address, unless the Company has received contrary instructions from one or more of the Stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of this Information Statement to a Stockholder at a shared address to which a single copy of this document was delivered. A Stockholder may mail a written request to SMG Industries Inc., Attention: Secretary, 710 N. Post Oak Road, Suite 315, Houston, Texas 77024, to request:

●	a separate copy of this Information Statement;

●	a separate copy of Information Statements in the future; or

●	delivery of a single copy of Information Statements, if such stockholder is receiving multiple copies of those documents.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q and current reports on Form 8-K with the Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board of Directors has fixed the close of business on August 14, 2020, as the record date for the determination of Stockholders who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, none of the Actions described above will become effective until at least twenty (20) calendar days after the mailing of this Information Statement.

This Information Statement is expected to be mailed or made available on or about October 2, 2020 to all Stockholders of record at August 14, 2020.

By Order of the Board of Directors,
/s/ Matthew C. Flemming
Matthew C. Flemming, President

Exhibit A

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

SMG INDUSTRIES INC.

SMG Industries Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

1.	The name of the corporation is (hereinafter called the “Corporation”) is SMG Industries Inc.

2.	The certificate of incorporation of the Corporation is hereby amended by deleting Article Fourth thereof and by substituting in lieu of said Article the following new Article:

“FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is 251,000,000 shares, consisting of 250,000,000 shares of Common Stock with a par value of $.001 per share (the “Common Stock”) and 1,000,000 shares of Preferred Stock with a par value of $.001 per share (the “Preferred Stock”).

A description of the respective classes of stock and a statement of the designations, preferences, voting powers (or no voting powers), relative, participating, optional or other special rights and privileges and the qualifications, limitations and restrictions of the Preferred Stock and Common Stock are as follows:

A.	PREFERRED STOCK

The Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Corporation’s Board of Directors may determine.  Each series of Preferred Stock shall be so designated as to distinguish the shares thereof from the shares of all other series and classes.  Except as otherwise provided in this Certificate of Incorporation, different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes.

The Board of Directors is expressly authorized to provide for the issuance of all or any shares of the Preferred Stock in one or more series, each with such designations, preferences, voting powers (or no voting powers), relative, participating, optional or other special rights and privileges and such qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions adopted by the Board of Directors to create such series, and a certificate of said resolution or resolutions shall be filed in accordance with the General Corporation Law of the State of Delaware.  The authority of the Board of Directors with respect to each such series shall include, without limitation of the foregoing, the right to provide that the shares of each such series may: (i) have such distinctive designation and consist of such number of shares; (ii) be subject to redemption at such time or times and at such price or prices; (iii) be entitled to the benefit of a retirement or sinking fund for the redemption of such series on such terms and in such amounts; (iv) be entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series of stock; (v) be entitled to such rights upon the voluntary or involuntary liquidation, dissolution or winding up of the affairs, or upon any distribution of the assets of the Corporation in preference to, or in such relation to, any other class or classes or any other series of stock; (vi) be convertible into, or exchangeable for, shares of any other class or classes or any other series of stock at such price or prices or at such rates of exchange and with such adjustments, if any; (vii) be entitled to the benefit of such conditions, limitations or restrictions, if any, on the creation of indebtedness, the issuance of additional shares of such series or shares of any other series of Preferred Stock, the amendment of this Certification of Incorporation or the Corporation’s By-Laws, the payment of dividends or the making of other distributions on, or the purchase, redemption or other acquisition by the Corporation of, any other class or classes or series of stock, or any other corporate action; or (viii) be entitled to such other preferences, powers, qualifications, rights and privileges, all as the Board of Directors may deem advisable and as are not inconsistent with law and the provisions of this Certificate of Incorporation.

B.	COMMON STOCK

1. Relative Rights of Preferred Stock and Common Stock.  All preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of the Preferred Stock.

2. Voting Rights.  Except as otherwise required by law or this Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by him of record on the books of the Corporation for the election of directors and on all matters submitted to a vote of stockholders of the Corporation.

3. Dividends.  Subject to the preferential rights of the Preferred Stock, if any, the holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock.

4. Dissolution, Liquidation or Winding Up.  In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or this Certificate of Incorporation, to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.”

3. This Certificate of Amendment to the certificate of incorporation was duly adopted pursuant to the provisions of Sections 141 and 242 of the Delaware General Corporation Law (the “DGCL”).

4. Pursuant to Section 228(a) of the DGCL, the holders of outstanding shares of the Corporation having no less than the minimum number of votes that would be necessary to authorize or take such actions at a meeting at which all shares entitled to vote thereon were present and voted, consented to the adoption of the aforesaid amendments without a meeting, without a vote and without prior notice and that written notice of the taking of such actions has been given in accordance with Section 228(e) of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Matthew C. Flemming, its President, on September __, 2020.

SMG INDUSTRIES INC.

By:
Matthew C. Flemming, President